SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                                         March 4, 2004
Date of Report (Date of earliest event reported) ...............................



                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                      56-1460497
.................................................................................
(State or other                   (Commission                 (I.R.S. Employer
 jurisdiction                     File Number)                Identification No)
 of incorporation)



3400 Latrobe Drive                 Charlotte NC                       28211
.................................................................................
    (Address of principal executive offices)                        (Zip Code)



                                                          (704) 362-1115
Registrant's telephone number, including area code .............................


.................................................................................
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

     On March 2, 2004, the Company received notice from its certifying accountants, McGladrey and Pullen, LLP, that it declined to stand for re-election after completion of the audit for the fiscal year ending November 30, 2003 and completing its normal re-evaluation process. McGladrey has audited the Company's financial statements since May 25, 1989.

     McGladrey and Pullen's report on the financial statements for the last two years contained a going concern qualification. The going concern qualification paragraph in its report on the financial statements incorporated by reference in the Company's November 30, 2003 Form 10-KSB reads as follows:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 15 to the financial statements, there is substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 15. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     Note 15 of the Company's financial statements filed as Exhibit 13 to the Company's November 30, 2003 Form 10-KSB reads as follows:

"Note 15. Continued Operations

     Prior to 2003 the Company suffered operating losses. This left the Company with a poor equity position and negative working capital prior to raising additional equity and debt in 2003 (see notes 4 and 11). Due to the prior losses, financing options are limited. This issue raises substantial doubt about the Company's ability to continue as a going concern. In September of 2003, the Company sold common stock and issued subordinated convertible notes which increased available resources (see note 11). In addition, in January 2004 the Company entered into a contract for approximately $2,000,000 with a new customer. These factors, combined with increased profitability in 2003 and the support of the additional investors, help mitigate but do not remove the doubt about the Company's ability to continue as a going concern.

     Management has taken and continues the following actions in an attempt to increase revenues and minimize losses.

--   Establish and develop strategic alliances with selected customers

--   Pursue AGV system business in selected market niches

--   Grow the distribution business by adding new supplementary products

--   Expand the aftermarket sales business

--   Reduce operating expenses

     The Company is also reviewing the possibility or feasibility of going private to reduce its operating expenses. The Company's current expenses relating to being public are approximately $200,000 annually.

     There can be no assurance that the Company can successfully meet the objectives of any such activities."


     During the Company's two most recent fiscal years and subsequent interim period preceding the notice from McGladrey & Pullen on March 2, 2004, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Company commenced a search for a substitute accounting firm on March 4, 2004 and selected Grant Thornton, LLP on March 16, 2004 as reported on Company's Form 8-K to perform auditing services for the Company,


     Exhibit 10.1: Letter from McGladrey & Pullen, LLP notifying Company of its decision to decline to stand for re-election.

     Exhibit 10.2: Letter to SEC from McGladrey & Pullen, LLP regarding agreement with Company's Form 8-K disclosure.

     Exhibit 16: Letter to SEC from McGladrey & Pullen, LLP on Form 8-K amendment

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TRANSBOTICS CORPORATION



Date:  March 16, 2004                     By:____/s/ Claude Imbleau_____________
                                                     Claude Imbleau
                                                     President

Exhibit 10.1

McGladrey & Pullen
Certified Public Accountants


March 2, 2004

                                                  McGladrey & Pullen,LLP
                                                  One Morrocroft Centre, Ste.200
                                                  6805 Morrisson Blvd.
                                                  Charlotte, NC 28211-3551
                                                  O 704.367.6250 F 704.367.6264


Mr. Claude Imbleau
President
Transbotics Corporation
3400 Latrobe drive
Charlotte, North Carolina 28211

Dear Mr. Imbleau,

This is to confirm that the client-auditor relationship between Transbotics Corporation (Commission File Number 0-18253) and McGladrey & Pullen, LLP, independent accountants, has ceased.

Sincerely,

/s/ McGladrey & Pullen, LLP

cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 11-3
    450 Fifth Street, N.W.
    Washington, D.C. 20549






McGladrey & Pullen is a member firm of RSM International an affiliation of separate and independent legal entities.

Exhibit 10.2


March 4, 2004




Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Transbotics Corporation's statements included under Item 4 of its Form 8-K for March 4, 2004, and we agree with such statements concerning our Firm.


/s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP

Exhibit 16

March 16, 2004




Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Transbotics Corporation's statements included under Item 4 of its Form 8-K/A for March 4, 2004, filed March 16, 2004 and we agree with such statements concerning our Firm.


/s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP